EXHIBIT 99.3

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty Agreement”) is executed this 31st day of July, 2020, by Justin Anderson and Stacey Anderson (the “Guarantors” and each, individually, a “Guarantor”), in favor of PreCheck Health Services, Inc., a Florida corporation (“PreCheck”).

W I T N E S S E T H:

WHEREAS, pursuant to a rescission agreement (the “Rescission Agreement”) dated the date of this Guaranty Agreement among PreCheck, JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”) and the Guarantors , JAS issued its 2% promissory note due December 31, 2023 (the “JAS Note”) in the principal amount of $200,000; and

WHEREAS, in order to induce PreCheck to accept the JAS Note, the Guarantors agreed to guaranty JAS’ obligations under the JAS Note and to secure their guaranty with a pledge of the stock of JAS; and

WHEREAS, the Guarantors will benefit from the transactions provided for in the Rescission Agreement and the value of the consideration and benefit to be received by Guarantors, directly or indirectly, as a result of PreCheck’s acceptance of the JAS Note pursuant to the Rescission Agreement is a substantial and direct benefit to Guarantors;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to PreCheck the prompt payment and performance of the Guaranteed Obligations, the Guarantor agrees as follows:

1. Definitions. As used in this Guaranty Agreement, the following terms shall have the following meanings:

(a) Debtor Relief Laws: Title 11 of the United States Code, as now or hereafter in effect, or any other applicable state or federal law, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

(b) Guaranteed Obligations: JAS’ obligations under the JAS Note and the Rescission Agreement.

(c) Person shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

(d) Pledge Agreement: The pledge agreement dated the date of this Guaranty Agreement between Guarantor and PreCheck.

2. Guaranty of Payment. Guarantors jointly and severally hereby unconditionally and irrevocably guarantee to PreCheck, as a guaranty of payment and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, by acceleration of maturity, demand or otherwise, and at all times thereafter, of the Guaranteed Obligations. Each Guarantor acknowledges and agrees such Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from any other party. Each Guarantor agrees that if all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether on the scheduled payment date, by lapse of time, by acceleration of maturity or otherwise, such Guarantor shall, immediately upon demand by PreCheck, pay the amount due on the Guaranteed Obligations to PreCheck at PreCheck’s address as set forth in the Rescission Agreement. Any such demand may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Any such demand shall be made, given and received in accordance with the notice provisions in Section 16 hereof.

3. Performance. Each Guarantor hereby unconditionally and irrevocably guarantees to PreCheck the timely performance of the Guaranteed Obligations. If any of the Guaranteed Obligations are not satisfied or complied with in any respect whatsoever, and without the necessity of any notice from PreCheck to either Guarantor, each Guarantor agrees to indemnify and hold PreCheck harmless from any and all loss, cost, liability or expense that PreCheck may suffer by any reason of any such non-performance or non-compliance.

4. Primary Liability of Guarantor.

(a) This Guaranty Agreement is an absolute, irrevocable and unconditional guaranty of payment and performance. Each Guarantor is and shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty Agreement, as a primary obligor.

(b) In the event of default in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations become due, whether by its terms, by acceleration, or otherwise, the Guarantors shall promptly pay the amount due thereon to PreCheck without notice or demand of any kind or nature, in lawful money of the United States of America or perform the obligations to be performed hereunder, and it shall not be necessary for PreCheck in order to enforce such payment and performance by Guarantors first, or contemporaneously, to institute suit or exhaust remedies against JAS, or to enforce any rights, remedies, powers, privileges or benefits of PreCheck against any collateral or any other security or collateral which shall ever have been given to secure the Guaranteed Obligations, it being understood and agreed that the obligations of Guarantors under this Guaranty are the joint and several obligations of the Guarantors.

(c) Suit may be brought or demand may be made against Guarantors covering all or any part of the Guaranteed Obligations, without impairing the rights of PreCheck against either Guarantor. Any time that PreCheck is entitled to exercise its rights or remedies hereunder, PreCheck may in its sole discretion elect to demand payment.

5. Waiver of Subrogation. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations and any amounts payable under this Guaranty Agreement have been indefeasibly paid and performed in full, each Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification or contribution arising from the existence or performance of this Guaranty Agreement. This waiver is given to induce PreCheck to accept the JAS Note.

6. Obligations Not to be Diminished. Each Guarantor hereby agrees that his obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Obligations; (b) any partial release of the liability of JAS or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Obligations; (c) any disability of JAS, or the dissolution, insolvency, or bankruptcy of JAS, any other guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by PreCheck to JAS, Guarantor, or any other party ever liable for any or all of the Guaranteed Obligations; (f) any neglect, delay, omission, failure, or refusal of PreCheck to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Guaranteed Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (h) any payment by JAS or any other party to PreCheck being held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason PreCheck is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Obligations; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Obligations; (k) any impairment of any collateral securing any or all of the Guaranteed Obligations; (l) the failure of PreCheck to sell any collateral securing any or all of the Guaranteed Obligations in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate, partnership, or limited liability company, as applicable, existence, structure, or ownership of JAS; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, JAS or either Guarantor.

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7. Waivers. Each Guarantor waives for the benefit of PreCheck: (a) any right to require PreCheck to do any of the following before such Guarantor is obligated to pay the Guaranteed Obligations or before PreCheck may proceed against Guarantor: (i) sue or exhaust remedies against JAS or any other guarantors or obligors; (ii) sue on an accrued right of action in respect of any of the Guaranteed Obligations or bring any other action, exercise any other right, or exhaust all other remedies or (iii) enforce rights against JAS’ assets or any collateral pledged by JAS to secure the Guaranteed Obligations; (b) any right relating to the timing, manner, or conduct of PreCheck’s enforcement of rights against JAS’ assets or any collateral pledged by JAS to secure the Guaranteed Obligations; (c) if both either Guarantor and JAS or any other Person have pledged assets to secure the Guaranteed Obligations, any right to require PreCheck to proceed first against any such other collateral before proceeding against any collateral pledged by such Guarantor; (d) except as expressly required hereby, promptness, diligence, notice of any default under the Guaranteed Obligations, notice of acceleration or intent to accelerate, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by JAS of additional indebtedness, notice of any suit or other action by PreCheck against JAS or any other Person, any notice to any Person liable for the obligation which is the subject of the suit or action, and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty Agreement; (e)(i) any principles or provisions of law, statutory, or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement hereof; and (iii) any requirement that PreCheck protect, secure, perfect or insure any security interest or Lien or any property subject thereto; (g) each of the foregoing rights or defenses regardless whether they arise under the laws of the State of Florida or common law, in equity, under contract, by statute, or otherwise.

8. Insolvency. Each Guarantor represents and warrants to PreCheck that neither Guarantor is insolvent and neither the execution and delivery of this Guaranty Agreement nor the performance of by Guarantor of his obligations pursuant to this Guaranty Agreement would render either Guarantor insolvent.

9. Termination; Reinstatement. The Guarantors’ obligations hereunder shall remain in full force and effect until the Guaranteed Obligations have been paid and performed in full. If at any time any payment of the principal of or interest or any other amount payable by JAS under the JAS Note or the Rescission Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of JAS or otherwise, then the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

10. Stay of Acceleration. Should JAS voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant), all Guaranteed Obligations shall nonetheless be payable by the Guarantors immediately if requested by PreCheck.

11. Security. Payment and performance by Guarantor of his agreements pursuant to this Guaranty Agreement are secured by a first priority security interest in securities owned by Guarantor pursuant to the Pledge Agreement, except as provided in the Pledge Agreement.

12. Successors and Assigns. This Guaranty Agreement is for the benefit of PreCheck and its successors and assigns. This Guaranty Agreement is binding on the Guarantors, and their heirs, executors, personal representatives, successors and permitted assigns and, in the event of either Guarantor’s death, this Guaranty Agreement and the obligations of Guarantor hereunder shall not be discharged in whole or in part and shall be binding on Guarantor’s estate on the same terms and conditions as set forth in this Guaranty Agreement; provided that Guarantor may not assign its obligations under this Guaranty Agreement without obtaining PreCheck’s prior written consent, and any assignment purported to be made without PreCheck’s prior written consent shall be null and void.

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13. Time of Essence. Time shall be of the essence in this Guaranty Agreement with respect to all of Guarantor’s obligations hereunder.

14. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflict of laws thereof. The Guarantors and PreCheck agree that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note shall be commenced in the state or federal courts sitting in the City of Miami, Dade County in the State of Florida (the “Florida Courts”). The Guarantors and PreCheck hereby irrevocably submit to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. The Guarantors and PreCheck hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Guarantors at the address in effect for notices to it under the Rescission Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.

15. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND, BY ACCEPTING THIS GUARANTY AGREEMENT, PRECHECK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, THE RESCISSION AGREEMENT AND THE PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF GUARANTOR AND PRECHECK ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A THIS AGREEMENT AND THE PURCAHSE AGREEMENT, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO OR ACCEPTING THIS GUARANTY AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF GUARANTOR AND PRECHECK WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

16. Notices. Whenever any notice is required or permitted to be given under the terms of this Guaranty Agreement, the same shall, except as otherwise expressly provided for in this Guaranty Agreement, be given in writing, and sent by: (a) certified mail, return receipt requested, postage pre paid; (b) overnight delivery service which provides evidence of delivery or attempted delivery; (c) hand delivery with written receipt acknowledged; or (d) email in each case to the address or email set forth in the Rescission Agreement.

17. Expenses. Guarantor hereby agrees to pay on demand all costs and expenses of PreCheck in connection with the enforcement of this Guaranty Agreement or the Pledge Agreement, including, without limitation, the reasonable fees and expenses of legal counsel, advisors and consultants.

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18. Indemnification and Survival. Without limitation on any other obligations of the Guarantors or remedies of PreCheck under this Guaranty Agreement, Guarantors shall, jointly and severally, to the fullest extent permitted by law, indemnify, defend and save and hold harmless PreCheck from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including reasonable attorneys’ fees and expenses) that may be suffered or incurred by PreCheck in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of JAS enforceable against JAS in accordance with their terms. The obligations of Guarantors under this Section 18 shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty Agreement.

19. Entire Agreement. This Guaranty Agreement constitutes the entire agreement of the Parties, superseding and terminating any and all prior or contemporaneous oral and prior written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by all Parties, or, in the case of waiver, by the Party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

20. Counterparts; Delivery. This Guaranty Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement, the documents referred to herein, and each other agreement or instrument entered into or delivered in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a PDF of the signed Agreement or other instrument or document delivered by electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person; provided, however, that the Guarantors shall deliver the stock certificates and stock powers for the Shares to PreCheck by overnight courier service. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a PDF delivered by electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic mail as a defense to the formation or enforceability of a contract and each party forever waives any such defense. If less than a complete copy of this Agreement is delivered, the other party and its advisors (including legal counsel) are entitled to assume that the delivering party accepts and agrees, and the delivering party shall be deemed to have accepted and agreed, to all of the terms and conditions of the pages not delivered unaltered.

[Signature on following page]

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EXECUTED as of the first date herein set forth.

Address	Signature

/s/ Justin Anderson
Justin Anderson

/s/ Stacey Anderson
Stacey Anderson

[Signature page of Guaranty Agreement dated July 31, 2020 from Justin Anderson and Stacey Anderson to PreCheck Health Services, Inc]

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